SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada	84-1037630
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor Andover, MA 01810
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 323-2500

Not Applicable
(Former name or former address, if changed since last report)

Explanatory Note.

This Form 8-K/A is filed to amend and supplement the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2004 by Med Diversified, Inc. (“Med”), for the reasons described under Item 9 of this report.

Item 1.            Changes in Control of Registrant.

Not Applicable

Item 2.            Acquisition or Disposition of Assets.

Not Applicable

Item 3.            Bankruptcy or Receivership.

Not Applicable

Item 4.            Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5.            Other Events and Regulation FD Disclosure.

Not Applicable

Item 6.            Resignations of Registrant’s Directors.

Not Applicable

Item 7.            Financial Statements and Exhibits.

(a)  Financial Statements.

Not Applicable

(b)  Pro Forma Financial Information.

Not Applicable

(c)  Exhibits.

99.1	Disclosure Statement Relating to the First Amended Plan of Liquidation of Debtor Med Diversified, Inc., dated March 26, 2004
99.2	First Amended Plan of Liquidation of Debtor Med Diversified, Inc., dated March 26, 2004
99.3	Disclosure Statement Relating to the First Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc., dated March 26, 2004
99.4	First Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc., dated March 26, 2004
99.5	Disclosure Statement Relating to the First Amended Plan of Liquidation of Debtor Trestle Corporation, dated March 26, 2004
99.6	First Amended Plan of Liquidation of Debtor Trestle Corporation, dated March 26, 2004
99.7	First Amended Disclosure Statement Relating to Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and

Chartwell Community Services, Inc., dated March 26, 2004
99.8	First Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc., dated March 26, 2004

Item 8.            Change in Fiscal Year.

Not Applicable

Item 9.            Regulation FD Disclosure.

Under Item 9 of Med’s 8-K filed on March 12, 2004, we disclosed that on March 5, 2004, we filed Plans of Liquidation and related Disclosure Statements with the U.S. Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) for Med, as well as two of our wholly owned subsidiaries, Resource Pharmacy, Inc. (“Resource”) and Trestle Corporation (“Trestle”). We also disclosed that on March 5, 2004, we filed a Joint Plan of Reorganization for our wholly owned subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. (“the Chartwell Debtors”), as well as an accompanying Disclosure Statement for the Chartwell Debtors.

On March 26, 2004, we filed in the Bankruptcy Court the First Amended Plan of Liquidation of Med, the First Amended Plan of Liquidation of Resource and the First Amended Plan of Liquidation of Trestle (collectively, the “First Amended Plans”), as well as the related Disclosure Statements to the First Amended Plans.  The First Amended Plans and related Disclosure Statements are filed electronically herewith as Exhibits.  As further described in Med’s First Amended Plan, all of Med’s shares would be canceled on the effective date of Med’s Plan of Liquidation.  Immediately thereafter, a Form 15 will be filed with the SEC, which shall deregister the shares of Med and, upon such filing, Med’s obligation to make periodic filings under the Securities Exchange Act of 1934 will cease.

On March 26, 2004, we also filed in the Bankruptcy Court the First Amended Joint Plan of Reorganization for the Chartwell Debtors (the “Joint Plan”), as well as the related Disclosure Statement.  The Joint Plan and the related Disclosure Statement are filed electronically herewith as Exhibits.  None of the officers or directors of Med, nor their affiliates, will possess any ownership interest in the Chartwell Debtors once the Chartwell Debtors are reorganized, following acceptance of the Joint Plan by our creditor constituencies.

On April 1, 2004, we filed with the Bankruptcy Court revisions to the First Amended Plans, the Joint Plan and the related Disclosure Statements. The revised drafts differ from the documents filed electronically herewith as Exhibits.  The revised drafts make no change in the proposed cancellation of Med’s shares on the effective date of Med’s Plan of Liquidation.

On April 2, 2004, the Bankruptcy Court held a hearing to consider the adequacy of the information contained in the Disclosure Statements.  During the hearing, the Bankruptcy Court indicated that it would not be entering a ruling on this date.  Accordingly the hearing on the adequacy of the Disclosure Statements will be held at a later date, which date has not been scheduled as of this filing.

Under Item 9 of Med’s 8-K filed on March 12, 2004, we also disclosed that on March 8, 2004, the Bankruptcy Court approved the sale of substantially all of the assets, as well as the assignment of substantially all contracts and leases, of Med’s wholly-owned subsidiary, Tender Loving Care Health Care Services, Inc., pursuant to Sections 363 and 365 of the United States Bankruptcy Code, to TLC Holdings I Corporation, an affiliate of Crescent Capital, a private equity firm.  On April 1, 2004, the Bankruptcy Court entered an order approving the terms and conditions of the sale agreement.

The First Amended Plans, the Joint Plan and the related Disclosure Statements are attached hereto.  Copies of these documents are available free of charge on our website at http://www.meddiv.com.  They are also available for a fee through the Bankruptcy Court at http://www.nyeb.uscourts.gov.

The Disclosure Statements and related draft Plans filed on April 1 may be further amended.  Once the Bankruptcy Court approves the Disclosure Statements, they will be distributed to creditors and other parties (together with drafts of related Plans), and will be filed with a Form 8-K.

Item 10.                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Item 11.                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable

Item 12.                 Results of Operations and Financial Condition.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: April 5, 2004	By:	/s/ Frank P. Magliochetti, Jr.
Frank P. Magliochetti, Jr.
Chief Executive Officer